METROPOLITAN HEALTH NETWORKS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated statements of income have been prepared to give effect to the sale by Metropolitan Health Networks, Inc. (“Metropolitan” or the “Company”) of all the outstanding shares of its wholly owned subsidiary, METCARE Health Plans, Inc. (the “HMO”) to Humana Medical Plans, Inc. (“Humana”), as if the sale had been consummated on January 1, 2007 and the IPA Agreement between Metcare of Florida, Inc., Metropolitan’s wholly owned subsidiary and Humana had been effective since January 1, 2007. No pro forma balance sheet has been presented since the June 30, 2008 unaudited condensed consolidated balance sheet included in Metropolitan’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, as filed with the Securities and Exchange Commission, reflects the assets and liabilities of the HMO as held for sale.

On August 29, 2008, Metropolitan closed the sale of the HMO whereby all the outstanding shares of the HMO were acquired by Humana pursuant to the Stock Purchase Agreement dated as of June 27, 2008.

The accompanying unaudited pro forma condensed consolidated financial statements should be read in conjunction with:

•	Metropolitan’s Report on Form 8-K dated June 27, 2008;
•
Metropolitan’s audited consolidated financial statements (and notes thereto) as of December 31, 2007 and 2006, and for the three years ended December 31, 2007, included in its Annual Report on Form 10-K;

•
Metropolitan’s unaudited condensed consolidated financial statements (and the notes thereto) as of and for the three month period ended March 31, 2008, included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, as filed with the Securities and Exchange Commission; and

•
Metropolitan’s unaudited condensed consolidated financial statements (and notes thereto) as of and for the three and six month periods ended June 30, 2008 included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, as filed with the Securities and Exchange Commission.

Future costs that may be incurred by Metropolitan relating to HMO employee severance, stay bonuses or other exiting activities could result in additional expense being recorded by Metropolitan subsequent to June 30, 2008. These potential future costs are not reflected in these pro forma financial statements.

The purchase price is subject to positive or negative post-closing adjustment based upon the difference between the HMO’s estimated closing net equity, which was approximately $5.1 million, and the HMO’s actual net equity as of the Closing Date as determined six months following the Closing Date (the “Closing Net Equity”). In addition to the Purchase Price adjustment discussed above, the Stock Purchase Agreement requires that Humana reconcile any changes in CMS Part D payments and Medicare payments received by the HMO after the Closing Date for services provided prior to the Closing Date to the amounts recorded for such items as part of the Closing Net Equity determination. The net amount of such reconciliations will be paid to the Company or Humana, as applicable.

The unaudited pro forma condensed consolidated financial information is provided for informational purposes only and does not purport to represent what the Company’s results of operations would actually have been had the sale of the HMO and the IPA Agreement been entered into on January 1, 2007 or to project the Company’s results of operations or financial position for any future period or periods.

METROPOLITAN HEALTH NETWORKS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Historical Six Month Period Ended June 30, 2008	Pro Forma Adjustments		Pro Forma Six Months Ended June 30, 2008
REVENUE	$158,225,536	$(5,362,862)	A	$152,862,674

MEDICAL EXPENSE:
Medical claims expense	132,450,182	(1,940,742)	B	130,509,440
Medical center costs	6,389,936			6,389,936
Total Medical Expense	138,840,118	(1,940,742)		136,899,376
GROSS PROFIT	19,385,418	(3,422,120)		15,963,298

OPERATING EXPENSES:
Administrative payroll, payroll taxes and benefits	7,014,102	(1,601,231)	C	5,412,871
Marketing and advertising	1,600,527	(1,521,342)	D	79,185
General and administrative	5,582,621	(2,806,910)	E	2,775,711
Total Operating Expenses	14,197,250	(5,929,483)		8,267,767
OPERATING INCOME	5,188,168	2,507,363		7,695,531

OTHER INCOME (EXPENSE):
Investment income	225,917			225,917
Other income (expense)	(6,416)			(6,416)
Total other income (expense)	219,501			219,501

INCOME BEFORE INCOME TAXES	5,407,669	2,507,363		7,915,032
INCOME TAX EXPENSE	2,041,048	946,368	F	2,987,416
NET INCOME	$3,366,621	$1,560,994		$4,927,615

NET EARNINGS PER COMMON SHARE:
Basic	$0.07			$0.10
Diluted	$0.06			$0.09

Shares used in computing basic net earnings per common share	51,249,000			51,249,000

Shares used in computing diluted net earnings per common share	52,698,000			52,698,000

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

METROPOLITAN HEALTH NETWORKS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Historical Year Ended December 31, 2007	Pro Forma Adjustments		Pro Forma Year Ended December 31, 2008
REVENUE	$277,577,289	$(7,709,133)	A	$269,868,156

MEDICAL EXPENSES:
Medical claims expense	229,420,767	(2,914,225)	B	226,506,542
Medical center costs	11,275,599			11,275,599
Total Medical Expenses	240,696,366	(2,914,225)		237,782,141
GROSS PROFIT	36,880,923	(4,794,908)		32,086,015

OTHER OPERATING EXPENSES:
Administrative payroll, payroll taxes and benefits	13,108,160	(2,431,319)	C	10,676,841
Marketing and advertising	3,959,220	(3,677,076)	D	282,144
Restructuring expense	583,795			583,795
General and administrative	11,158,177	(5,476,397)	E	5,681,780
Total Other Operating Expenses	28,809,352	(11,584,791)		17,224,561
OPERATING INCOME	8,071,571	6,789,883		14,861,454

OTHER INCOME (EXPENSE):
Investment income	1,396,624			1,396,624
Other (expense) income	(27,457)			(27,457)
Total other income (expense)	1,369,167			1,369,167

INCOME BEFORE INCOME TAXES	9,440,738	6,789,883		16,230,621
INCOME TAX EXPENSE	3,526,740	2,536,470	F	6,063,210
NET INCOME	$5,913,998	$4,253,413		$10,167,411

NET EARNINGS PER COMMON SHARE:
Basic	$0.12			$0.20
Diluted	$0.11			$0.20

Shares used in computing basic net earnings per common share	50,573,000			50,573,000

Shares used in computing diluted net earnings per common share	51,796,000			51,796,000

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Metropolitan Health Networks, Inc. and Subsidiaries
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

NOTE 1 – PRO FORMA ADJUSTMENTS

The following narrative describes the pro forma adjustments reflected in the accompanying pro forma consolidated statements of income. The pro forma income statements assume the sale of the HMO had been consummated on January 1, 2007 and the independent practice associates agreement (“IPA Agreement”) had been effective since January 1, 2007.

(A)
To reduce the revenue of the HMO to the amount that will be paid to the Company to provide or coordinate the provision of healthcare services to the HMO’s former members under the IPA Agreement. The amount of revenue received is based on the percentage of the total premium that will be received by Humana from CMS.

(B)	To reflect the elimination of the HMO’s medical costs offset by the projected medical costs of the PSN that would have been incurred under the IPA Agreement.

(C)	To reflect the reduction in workforce as a result of the sale of the HMO.

(D)	To reflect the estimated reduction of marketing costs that will no longer be incurred as a result of the sale of the HMO.

(E)	To reflect the general and administrative costs that will no longer be incurred as a result of the sale of the HMO.

(F)	To adjust the income tax provision, based on the Company’s estimated effective income tax rate, as a result of the pro forma adjustments.

NOTE 2 – ESTIMATED GAIN ON SALE OF HMO

The preliminary estimated gain on sale of the HMO is as follows:

Purchase Price	$14,000,000

Net book value of assets sold over liabilities assumed	6,997,865
Liabilities related to future commitments retained by Metropolitan	1,480,000
Estimated transaction costs	750,000
9,227,865
Gain on sale before income taxes	4,772,135
Estimated income tax expense	1,794,323
Net gain on sale	$2,977,812